UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 17, 2008

HONG KONG HIGHPOWER TECHNOLOGY, INC.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52103	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-89686238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 17, 2008, the management of Hong Kong Highpower Technology, Inc. (the “Company”) determined that the Company’s financial statements for the years ended December 31, 2007 and 2006 should no longer be relied upon due to various reclassifications in expenses in the Company’s statements of operations for such periods. The Company’s restated financial statements for these periods are included in the Company’s Amendment No. 4 to the Registration Statement on Form S-1/A filed with the Securities and Exchange Commission (the “SEC”) on June 18, 2008.

The Company reclassified the line item entitled “fees and costs related to reorganization” from other income (expense) to an operating cost line item in the statement of operations for the years ended December 31, 2007 and 2006. The Company also reclassified $136,997 of accounting costs originally classified in fees and costs related to reorganization in 2007 to general and administrative expenses to more properly reflect their purpose. The Company also reclassified the loss on exchange rate difference to a separate operating cost line item in the statement of operations, which had previously been included in general and administrative costs. These reclassifications had no effect on net income for the years ended December 31, 2007 or 2006. [The Company also made minor corrections to certain line item amounts in cash flows from financing activities for the year ended December 31, 2007, which did not have an effect on net cash provided by financing activities in 2007.] As a result of the foregoing revisions, the Company has labeled the statements of operations for the years ended December 31, 2007 and 2006 as “restated.”

The management of the Company has discussed with the Company’s independent registered public accounting firm the matters disclosed in this Item

The Company intends to amend its Amendment No. 1 to its Annual Report on Form 10-K/A filed with the SEC on June 16, 2008 as a result of the restatement and the reclassifications and its Quarterly Report on Form 10-Q filed with the SEC on May 15, 2008 to reflect certain reclassifications.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2008, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of Delaware effectuating a 5-for-8 reverse stock split (the “Reverse Stock Split”) of its common stock effective as of June 19, 2008. The number of authorized shares of common stock and their par value, and the other terms of the Company’s common stock, were not affected by the Reverse Stock Split. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to the Company's Certification of Incorporation, as filed with the Secretary of State of Delaware, on June 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hong Kong Highpower Technology, Inc.

Dated: June 25, 2008	/s/	Dang Yu Pan
	By:	Dang Yu Pan
	Its:	Chairman of the Board and Chief Executive Officer